Exhibit 10.1

AMENDMENT TO

LOAN DOCUMENTS

AMENDMENT TO LOAN DOCUMENTS, dated as of February 10, 2005, by and among Manchester Securities Corporation, a New York corporation (“Manchester”), Alexander Finance, L.P. an Illinois limited partnership (“Alexander” and together with Manchester, the “Lenders”), ISCO International, Inc., a Delaware corporation (the “Company”), Spectral Solutions, Inc., a Colorado corporation (“Spectral”) and Illinois Superconductor, a Canada corporation, an Ontario corporation (“ISCO Canada” and together with Spectral, the “Guarantors”).

W I T N E S S E T H

WHEREAS, pursuant to a certain Third Amended and Restated Loan Agreement, dated as of November 10, 2004 (the “Loan Agreement”), by and among the Lenders and the Company, the Lenders have provided loan commitments to the Company in the aggregate principal amount of $8,500,000;

WHEREAS, to evidence borrowing made under the Loan Agreement (and its predecessor agreements), the Company has issued notes (the “Notes”) to the Lenders;

WHEREAS, the Notes and certain other obligations have been guaranteed by the Guarantors, who are subsidiaries of the Company, each such guaranty being made pursuant to separate Third Amended and Restated Guaranties dated as of November 10, 2004 (the “Guaranties”);

WHEREAS, the Notes and certain other obligations have been secured by the assets of the Company and the Guarantors pursuant to a certain Third Amended and Restated Security Agreement, dated as of November 10, 2004, by and among the Company, the Lenders and the Guarantors (the “Security Agreement”, and together with the Loan Agreement, the Notes, and the Guaranties, the “Loan Documents”); and

WHEREAS, the parties desire that the terms of the Loan Documents be modified.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used and not defined herein shall have the meaning set forth in the Loan Agreement):

1. Repayment Dates; Maturity of Notes. The Termination Date and Maturity Dates (as defined in each of the Notes) for all the Notes shall be extended to April 1, 2006.

2. Interest on the Notes. Commencing on April 1, 2005, interest (other than default interest) shall accrue on each of the Notes at the rate of the lesser of 9% per annum or the highest rate permitted by law and shall otherwise be calculated as set forth in such Note.

3. Amendment to the Loan Agreement.

(a) The words “April 1, 2005” are hereby deleted from the first line of Section 1.4.

(b) The definition of “Permitted Liens” in Section 4.3 shall be amended to include liens granted under the Security Agreement, as amended by this Agreement.

4. Amendment of Security Agreement and Guaranties.

(a) The Security Agreement is hereby amended by modifying the term “Obligations,” as defined in Section 2 of the Security Agreement, to refer to the Loan Agreement, 2002 Notes, 2003 Notes, July 2004 Notes, November 2004 Notes and Restated Guaranties (all as defined therein) as modified by this Agreement.

(b) Each of the Guaranties is modified such that the definition of “Obligations” in Section 1(a) thereof, is hereby amended to include the Notes, the Loan Agreement and Security Agreement (as such terms are defined in the Guaranties) as amended by this Agreement.

5. Representations and Warranties. The Company hereby restates the representations in Section 2.1 of the Loan Agreement and Section 3 of the Security Agreement, as of the date hereof (other than the representation in Section 2.1(g) of the Loan Agreement, which is made as of the date of the Loan Agreement). The Guarantors hereby restate their respective representations in Section 3 of the Security Agreement and Section 8 of the Guaranties, as of the date hereof. The Lenders hereby restate their representations in Section 2.2 of the Loan Agreement, as of the date hereof.

6. Press Release. Concurrently with the execution of this Agreement, the Company shall issue the press release in the form of Exhibit A attached hereto.

7. Miscellaneous.

(a) As modified hereby, the Loan Documents shall remain in full force and effect.

(b) The Company shall, upon request of the Lenders, reimburse them for their legal expenses incurred in the preparation of this Agreement and for related transactions.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

ISCO INTERNATIONAL, INC.

By:	/s/ John S. Thode
Name:	John Thode
Title:	Chief Executive Officer

SPECTRAL SOLUTIONS, INC.

By:	/s/ John S. Thode
Name:	John Thode
Title:	Chief Executive Officer

ILLINOIS SUPERCONDUCTOR CANADA CORPORATION

By:	/s/ John S. Thode
Name:	John Thode
Title:	Chief Executive Officer

MANCHESTER SECURITIES CORPORATION

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

ALEXANDER FINANCE, L.P.

By:	/s/ Bradford Whitmore
Name:	Bradford Whitmore
Title:	President, Bun Partners, Inc., its General Partner

COLLATERAL AGENT

UNDER SECURITY AGREEMENT:

MANCHESTER SECURITIES CORPORATION

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

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